MUNIHOLDINGS
FUND, INC.



FUND LOGO



Semi-Annual Report

October 31, 2000



MuniHoldings Fund, Inc. seeks to provide shareholders with current income exempt from Federal income taxes by investing primarily in a portfolio of long-term, investment-grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniHoldings Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has the ability to leverage its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.


MuniHoldings Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




MuniHoldings Fund, Inc.



The Benefits and
Risks of
Leveraging


MuniHoldings Fund, Inc. has the ability to leverage to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issue of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the New York Stock Exchange), may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.


MuniHoldings Fund, Inc., October 31, 2000


DEAR SHAREHOLDER

For the six months ended October 31, 2000, the Common Stock of MuniHoldings Fund, Inc. earned $0.427 per share income dividends, which included earned and unpaid dividends of $0.066. This represents a net annualized yield of 6.25%, based on a month-end per share net asset value of $13.55 per share. Over the same period, the total investment return on the Fund's Common Stock was +6.60%, based on a change in per share net asset value from $13.16 to $13.55, and assuming reinvestment of $0.440 per share income dividends.

For the six-month period ended October 31, 2000, the Fund's Auction Market Preferred Stock had an average yield of 4.25% for Series A and 4.04% for Series B.

The Municipal Market Environment
During the six months ended October 31, 2000, long-term US Treasury bond yields generally drifted lower. A number of economic indicators, particularly employment, new home sales and consumer spending, have suggested that US economic growth, while still strong, has moderated from 1999's robust levels. Preliminary estimates for third-quarter 2000 US gross domestic product growth were recently released at 2.7%, well below the first-quarter 2000 rate of 4.8% and the second-quarter 2000 rate of 5.6%. This decline in economic growth suggests to some analysts that the Federal Reserve Board has finished raising interest rates for its current interest rate cycle. The Federal Reserve Board increased short-term interest rates at its May meeting and has since kept monetary policy steady at its subsequent meetings. Given the potential for stable short-term interest rates in the coming months, investor emphasis focused on the continuing US Treasury debt reduction program and forecasts of sizeable Federal budgetary surpluses going forward. Many investors have concluded that there will be a significant future shortage of longer-dated maturity US Treasury securities. By late August, US Treasury bond yields declined 30 basis points (0.30%) to 5.66%, their lowest level in more than a year.

However, for the remainder of the period, bond yields were unable to maintain their earlier gains. Rising oil prices were the major focus behind the decline in bond prices, as many investors feared that higher oil prices would result in increased inflationary pressures. Additionally, US corporations issued large amounts of taxable debt in order to take advantage of the current low interest rate environment. During the last three months, US corporations issued more than $100 billion in investment-grade securities, offering yields in the 7.25%--9% range. Many investors found these taxable issues an attractive and more plentiful alternative to US Treasury bonds. As the demand for US Treasury issues weakened, US bond yields rose. Although US Treasury bond yields rose to 5.78% by the end of October 2000, overall they declined almost 20 basis points during the last six months.

The six-month period ended October 31, 2000 was one of the few periods in recent years in which the tax-exempt bond market outperformed its taxable counterpart, the US Treasury bond market. While municipal bond yields followed the similar seesaw pattern of Treasury bond yields, tax-exempt bond price volatility was significantly reduced. Municipal bond yields traded in a relatively narrow range during much of October 2000. Overall investor demand for municipal bonds remained strong, allowing tax-exempt bond yields, as measured by the Bond Buyer Revenue Bond Index, to decline 30 basis points to end the period at 5.75%.

In the past three months, new long-term municipal bond issuance has continued to decline, albeit at a slower rate than earlier this year. Over this period, more than $53 billion in new long-term municipal bonds was issued, a decline of 3% compared to the same three-month period in 1999. During the last six months, more than $105 billion in tax-exempt bonds was underwritten, a decline of 8% compared to the same six-month period in 1999. Just under $200 billion in new municipal securities was marketed during the past year, a decline of more than 16% compared to the same 12-month period in 1999.

The demand for municipal bonds came from a number of non-traditional and conventional sources. Derivative/arbitrage programs and insurance companies remained the dominant institutional buyers, while individual retail purchases also remained strong. Traditional, open-end tax-exempt mutual funds have continued to see significant disintermediation. It was recently reported that thus far during the 2000 calendar year, long-term municipal bond mutual funds experienced net cash outflows of more than $15 billion. Fortunately, the combination of reduced new bond issuance and ongoing demand from non-traditional sources has been able to more than offset the decline in demand from tax-exempt mutual funds. This favorable balance has fostered a significant decline in municipal bond yields in recent months.

Currently, there is no reason to expect that the positive technical position of the municipal bond market will significantly deteriorate. The steeply positive yield curve and the relatively high credit quality that the tax-exempt bond market offers should continue to attract different classes of institutional buyers. Strong state and local governmental financial conditions also suggest that issuance should remain manageable into next year.

However, the results of the presidential election may affect the tax-exempt bond market. Various tax and spending programs proposed by both candidates have obvious implications for state and local governments as well as corporate and individual taxpayers. Political history has shown that the enactment of campaign promises, both Republican and Democratic, has very often been a long, laborious process. This suggests that over the next few months US economic factors will most likely have a greater effect on bond yields than political considerations.

Portfolio Strategy
During the six-month period ended October 31, 2000, we focused on seeking to enhance tax-exempt income to the Fund's Common Stock shareholders through the use of leverage. In our opinion, the Fund's structure was conducive to accomplishing this goal. The fixed-income market was subject to price volatility resulting from continued strong economic growth and uncertainty surrounding the magnitude of future monetary tightening by the Federal Reserve Board. Although there is evidence of an economic slowdown, there still seems to be concern about higher inflation in the future. Our fully invested position, accentuated by our leveraged strategy, subjected the Fund's net asset value to the volatility that accompanies such a drastic rise and fall in interest rates.

During the past six months, the combination of increased volatility in the municipal marketplace and widening of credit spreads in all fixed-income markets caused the Fund's lower investment-grade and below investment-grade issues to underperform the general market. Sectors under considerable pressure were healthcare services, airlines and industrial development bonds. We traded several of these issues for tax reasons, but we believe these credits are providing incremental yields that should help the Fund's long-term performance.

The yield on the Fund's Auction Market Preferred Stock averaged 4.16% throughout the six-month period ended October 31, 2000. Although the Federal Reserve Board's tightening bias caused this rate to be higher than the historical average, leverage continued to benefit Common Stock shareholders by significantly augmenting their yield. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield on the Fund's Common Stock. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

Going forward, we believe the Fund is well structured with the ability to provide a high current income and for low volatility. We expect to maintain this strategy until the economy has slowed and the Federal Reserve Board believes it has contained inflation.

In Conclusion
We thank you for your support of MuniHoldings Fund, Inc., and we look forward to serving your investment needs in the months and years ahead.

Sincerely,


(Terry K. Glenn)
Terry K. Glenn
President and Director



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Robert A. DiMella)
Robert A. DiMella
Vice President and Portfolio Manager



December 1, 2000




MuniHoldings Fund, Inc., October 31, 2000

SCHEDULE OF INVESTMENTS                                                                           (in Thousands)
                S&P     Moody's   Face
STATE         Ratings   Ratings  Amount   Issue                                                               Value
Arizona--3.9%    B+      Ba3    $ 5,000   Apache County, Arizona, IDA, PCR, Refunding (Tucson Electric
                                          Power Co. Project), Series B, 5.875% due 3/01/2033                 $  4,421
                 NR*     B1       3,000   Phoenix, Arizona, IDA, Airport Facility Revenue
                                          Refunding Bonds (America West Airlines Inc.
                                          Project), AMT, 6.30% due 4/01/2023                                    2,671
                 NR*     NR*        975   Show Low, Arizona, Improvement District No. 5, Special
                                          Assessment Bonds, 6.375% due 1/01/2015                                  995
                 AAA     Aaa      3,350   Tucson, Arizona, Airport Authority Incorporated, Revenue
                                          Refunding Bonds, 5.70% due 6/01/2013 (e)                              3,429

California       AAA     Aaa      1,000   Anaheim, California, Public Financing Authority, Lease
--11.4%                                   Revenue Bonds (Public Improvements
                                          Project), Series C, 6.20%** due 9/01/2024 (d)                           261
                 BBB     NR*      4,500   Contra Costa County, California, Public Financing Authority,
                                          Tax Allocation Revenue Refunding Bonds (Pleasant Hill Bart Etc.
                                          Redevelopment), 5.25% due 8/01/2028                                   4,137
                                          Foothill--De Anza, California, Community College
                                          District, GO (e):
                 AAA     Aaa      4,390     6.24%** due 8/01/2025                                               1,087
                 AAA     Aaa      5,290     6.24%** due 8/01/2026                                               1,235
                 AAA     Aaa      5,205     6.25%** due 8/01/2027                                               1,147
                 AAA     Aaa      6,105     6.25%** due 8/01/2028                                               1,270
                 AAA     Aaa      5,215     6.26%** due 8/01/2029                                               1,022
                                          Montebello, California, Unified School District, GO (c):
                 AAA     Aaa      2,350     5.61%** due 8/01/2021                                                 735
                 AAA     Aaa      2,405     5.61%** due 8/01/2022                                                 710
                 AAA     Aaa      2,455     5.61%** due 8/01/2023                                                 684
                                          Sacramento County, California, Sanitation District
                                          Financing Authority, Revenue Refunding Bonds:
                 AA      Aa3     11,450     RIB, Series 366, 7.64% due 12/01/2027 (h)                          12,127
                 AA      Aa3      4,695     Series A, 5.60% due 12/01/2017                                      4,822
                                          San Marino, California, Unified School District, GO,
                                          Series A (e):
                 AAA     Aaa      2,195     5.63%** due 7/01/2020                                                 732
                 AAA     Aaa      2,330     5.66%** due 7/01/2021                                                 732
                 AAA     Aaa      2,665     5.68%** due 7/01/2022                                                 790
                 AAA     Aaa      2,830     5.69%** due 7/01/2023                                                 792
                 AAA     Aaa      6,080     5.71%** due 7/01/2025                                               1,513

Connecticut      AAA     Aaa      5,830   Bridgeport, Connecticut, GO, Refunding, Series A,
--11.5%                                   6% due 7/15/2012 (c)                                                  6,319
                 NR*     NR*      2,735   Connecticut State Development Authority, IDR
                                          (AFCO Cargo BDL--LLC Project), AMT, 8% due 4/01/2030                  2,789
                 BBB-    Ba1      3,000   Connecticut State Health and Educational Facilities Authority,
                                          Revenue Refunding Bonds (University of Hartford),
                                          Series D, 6.80% due 7/01/2022                                         3,034
                                          Connecticut State Special Tax Obligation Revenue Bonds:
                 NR*     Aaa      4,485     RIB, Series 372, 7.59% due 12/01/2017 (c)(h)                        5,043
                 AAA     Aaa      9,805     (Transportation Infrastructure), Series A, 5.50%
                                            due 9/01/2011 (d)                                                  10,362
                 AAA     Aaa      6,205     (Transportation Infrastructure), Series A,
                                            5.50% due 9/01/2012 (d)                                             6,504

District of      AAA     Aaa      5,690   District of Columbia, University Revenue Refunding
Columbia--4.7%                            Bonds (George Washington University),
                                          Series A, 5.75% due 9/15/2020 (e)                                     5,792
                 AAA     Aaa      2,250   District of Columbia, Water and Sewer Authority,
                                          Public Utility Revenue Refunding Bonds,
                                          5.50% due 10/01/2017 (d)                                              2,282
                 AAA     Aaa      6,380   Washington, D.C., Convention Center Authority, Dedicated
                                          Tax Revenue Bonds, Senior Lien, 5% due 10/01/2021 (a)                 5,867

Illinois--9.7%   NR*     NR*        895   Beardstown, Illinois, IDR (Jefferson Smurfit Corp.
                                          Project), 8% due 10/01/2016                                             933
                 BBB     NR*      5,000   Illinois Development Finance Authority, Revenue Refunding
                                          Bonds (Community Rehab Providers), Series A, 6.05% due 7/01/2019      4,490
                 A       A3       2,430   Illinois Health Facilities Authority, Revenue Refunding
                                          Bonds (Riverside Health System), Series A, 6% due 11/15/2015          2,364
                 AAA     Aaa     10,000   Illinois Regional Transportation Authority Revenue Bonds,
                                          6.50% due 7/01/2026                                                  11,441
                 NR*     Aaa      6,535   McLean and Woodford Counties, Illinois, Community Unit School
                                          District Number 005, GO, Refunding, 5.625% due 12/01/2017 (d)         6,645
                 AAA     Aaa      3,000   Metropolitan Pier and Exposition Authority, Illinois,
                                          Dedicated State Tax Revenue Refunding Bonds (McCormick Plant
                                          Expansion Project), 5.50% due 12/15/2024 (c)                          2,941

Indiana--2.5%    NR*     NR*      8,985   Allen County, Indiana, Redevelopment District Tax Increment
                                          Revenue Bonds (General Motors Development Area), 7%** due
                                          11/15/2013                                                            3,831
                 AAA     Aaa      3,550   Shelby, Indiana, Eastern School Building Corporation, First
                                          Mortgage Revenue Bonds, 6% due 1/15/2025 (c)                          3,692

Kentucky--1.0%   NR*     NR*      3,150   Perry County, Kentucky, Solid Waste Disposal Revenue Bonds
                                          (TJ International Project), AMT, 6.55% due 4/15/2027                  3,102

Maryland--2.9%   NR*     NR*      1,875   Anne Arundel County, Maryland, Special Obligation Revenue
                                          Bonds (Arundel Mills Project), 7.10% due 7/01/2029                    1,910
                 NR*     NR*      6,550   Maryland State Energy Financing Administration, Limited
                                          Obligation Revenue Bonds (Cogeneration--AES Warrior Run),
                                          AMT, 7.40% due 9/01/2019                                              6,635

Massachusetts    AAA     Aaa      5,980   Massachusetts Bay Transportation Authority, Massachusetts,
--3.7%                                    General Transportation System Revenue Bonds, Series A,
                                          5% due 3/01/2027 (c)                                                  5,495
                 AAA     Aaa      5,325   Route 3 North Transit Improvement Association, Massachusetts,
                                          Lease Revenue Bonds, 5.625% due 6/15/2020 (e)                         5,378

Minnesota--1.8%                           Robbinsdale, Minnesota, Independent School District
                                          Number 281, GO:
                 NR*     Aa1      2,410     5.50% due 2/01/2016                                                 2,442
                 NR*     Aa1      2,850     5.625% due 2/01/2019                                                2,881



Portfolio
Abbreviations


To simplify the listings of MuniHoldings Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.


AMT      Alternative Minimum Tax (subject to)
EDA      Economic Development Authority
GO       General Obligation Bonds
IDA      Industrial Development Authority
IDR      Industrial Development Revenue Bonds
PCR      Pollution Control Revenue Bonds
RIB      Residual Interest Bonds
RITR     Residual Interest Trust Receipts
VRDN     Variable Rate Demand Notes



MuniHoldings Fund, Inc., October 31, 2000

SCHEDULE OF INVESTMENTS (concluded)                                                               (in Thousands)
                S&P     Moody's   Face
STATE         Ratings   Ratings  Amount   Issue                                                               Value
Mississippi      BBB-    Ba1    $ 7,675   Claiborne County, Mississippi, PCR, Refunding (System
--5.0%                                    Energy Resources Inc. Project),
                                          6.20% due 2/01/2026                                                $  7,326
                 BBB-    Ba1      3,000   Mississippi Business Finance Corporation, Mississippi,
                                          PCR, Refunding (System Energy Resources Inc. Project),
                                          5.90% due 5/01/2022                                                   2,780
                 NR*     NR*      4,825   Mississippi Development Bank, Special Obligation
                                          Revenue Refunding Bonds (Diamond Lakes Utilities), Series A,
                                          6.25% due 12/01/2017                                                  4,589

Missouri--0.1%   NR*     NR*        215   Missouri State Health and Educational Facilities Authority
                                          Revenue Bonds (Southwest Baptist University Project),
                                          9.50% due 10/01/2001 (b)                                                224

New Jersey       NR*     NR*      3,000   New Jersey EDA, Retirement Community Revenue Bonds
--3.6%                                    (Seabrook Village Inc.), Series A, 8.25% due 11/15/2030               2,903
                 BBB-    Baa3     3,425   New Jersey Health Care Facilities Financing Authority,
                                          Revenue Refunding Bonds (Saint Elizabeth Hospital Obligation
                                          Group), 6% due 7/01/2020                                              3,048
                 AAA     Aaa      4,425   Salem County, New Jersey, Industrial Pollution Control
                                          Financing Authority, Revenue Refunding Bonds (Public Service
                                          Electric & Gas), RIB, Series 380, 7.94% due 6/01/2031 (e)(h)          4,825

New Mexico                                Farmington, New Mexico, PCR, Refunding, Series A:
--1.1%           A1+     P1         300     (Arizona Public Service Company), VRDN, 4.60% due 5/01/2024 (f)       300
                 BBB-    Baa3     2,000     (Public Service Company--San Juan Project), 6.30% due 12/01/2016    1,955
                 AAA     Aaa      1,000   Los Alamos County, New Mexico, Utility System Revenue
                                          Refunding Bonds, Series A, 6% due 7/01/2015 (d)                       1,056

New York--16.5%  AAA     Aaa      4,000   Metropolitan Transportation Authority, New York, Dedicated
                                          Tax Fund Revenue Bonds, Series A, 5.50% due 4/01/2016 (e)             4,045
                 BBB+    Baa1     7,500   Metropolitan Transportation Authority, New York, Transit
                                          Facilities Revenue Bonds, Series A, 6% due 7/01/2024                  7,682
                 NR*     Aaa      6,000   New York City, New York, City Municipal Water Finance
                                          Authority, Water and Sewer System Revenue Bonds, RITR,
                                          Series 11, 7.07% due 6/15/2026 (d)(h)                                 6,180
                 AA+     Aa2      5,000   New York City, New York, City Transitional Finance
                                          Authority Revenue Bonds, Future Tax Secured, Series B,
                                          4.75% due 11/15/2023                                                  4,372
                                          New York City, New York, GO:
                 AAA     Aaa     11,000     Refunding, Series G, 5.75% due 2/01/2014 (c)                       11,428
                 AAA     Aaa     10,000     Series F, 6% due 8/01/2016 (e)                                     10,498
                 NR*     Aaa      4,745   New York State Mortgage Agency Revenue Bonds, AMT,
                                          24th Series, 6.05% due 4/01/2020                                      4,829

Ohio--0.8%       NR*     Ba2      2,750   Cleveland, Ohio, Airport Special Revenue Refunding Bonds
                                          (Continental Airlines Inc. Project), AMT, 5.70% due 12/01/2019        2,366

Oregon--0.4%     NR*     NR*      1,300   Western Generation Agency, Oregon, Cogeneration Project
                                          Revenue Bonds (Wauna Cogeneration Project), AMT,
                                          Series B, 7.40% due 1/01/2016                                         1,337

Pennsylvania     NR*     VMIG1++  6,800   Geisinger Authority, Pennsylvania, Health System
--7.0%                                    Revenue Refunding Bonds (Penn State--Geisinger Health),
                                          VRDN, Series B, 4.60% due 8/15/2028 (f)                               6,800
                 NR*     NR*      3,250   Pennsylvania Economic Development Financing Authority,
                                          Exempt Facilities Revenue Bonds (National Gypsum Company),
                                          AMT, Series A, 6.25% due 11/01/2027                                   2,718
                 AAA     NR*      4,970   Pennsylvania State Higher Educational Facilities Authority,
                                          College and University Revenue Bonds (Eastern College),
                                          Series B, 8% due 10/15/2006 (g)                                       5,914
                                          Philadelphia, Pennsylvania, Authority for IDR, Refunding
                                          (Commercial Development):
                 NR*     NR*      4,000     (Days Inn), Series B, 6.50% due 10/01/2027                          3,858
                 NR*     NR*      1,500     (Doubletree), Series A, 6.50% due 10/01/2027                        1,447

Tennessee--3.0%                           Hardeman County, Tennessee, Correctional Facilities Corporation
                                          Revenue Bonds:
                 NR*     NR*        680     7% due 8/01/2004                                                      699
                 NR*     NR*      4,500     7.75% due 8/01/2017                                                 4,601
                 NR*     Aa2      3,400   Tennessee Educational Loan Revenue Bonds (Educational
                                          Funding South Inc.), AMT, Senior Series B, 6.20% due 12/01/2021       3,494

Texas--6.1%      A1+     NR*      8,300   Harris County, Texas, Health Facilities Development Corporation,
                                          Hospital Revenue Refunding Bonds (Methodist Hospital),
                                          VRDN, 4.60% due 12/01/2025 (f)                                        8,300
                 BB      Ba1      5,000   Houston, Texas, Airport System Revenue Bonds (Special
                                          Facilities--Continental Airlines), AMT, Series B, 6.125%
                                          due 7/15/2017                                                         4,568
                 BBB-    Baa3     3,500   Lower Colorado River Authority, Texas, PCR (Samsung Austin
                                          Semiconductor), AMT, 6.375% due 4/01/2027                             3,364
                 NR*     NR*      2,000   North Central Texas, Health Facility Development Corporation,
                                          Retirement Facility Revenue Bonds (Northwest Senior Housing),
                                          Series A, 7.50% due 11/15/2029                                        1,974

Utah--0.0%       NR*     NR*      3,000   Tooele County, Utah, PCR, Refunding (Laidlaw Environmental),
                                          AMT, Series A, 7.55% due 7/01/2027                                      113

Virginia--3.3%   AAA     Aaa      7,000   Fairfax County, Virginia, EDA, Resource Recovery Revenue
                                          Refunding Bonds, AMT, Series A, 6.10% due 2/01/2011 (a)               7,625
                 NR*     NR*      3,250   Peninsula Ports Authority, Virginia, Revenue Refunding
                                          Bonds (Port Facility--Zeigler Coal), 6.90% due 5/02/2022                780
                                          Pocahontas Parkway Associates Virginia, Toll Road
                                          Revenue Bonds, First Tier, Sub-Series C:
                 NR*     Ba1      5,600     6.25%** due 8/15/2028                                                 688
                 NR*     Ba1      5,700     6.25%** due 8/15/2029                                                 649

Wyoming--0.1%    NR*     P1         200   Uinta County, Wyoming, PCR, Refunding (Chevron USA Inc.
                                          Project), VRDN, 4.55% due 8/15/2020 (f)                                 200

                 Total Investments (Cost--$301,209)--100.1%                                                   297,019

                 Liabilities in Excess of Other Assets--(0.1%)                                                  (154)
                                                                                                             --------
                 Net Assets--100.0%                                                                          $296,865
                                                                                                             ========


(a)AMBAC Insured.
(b)Escrowed to maturity.
(c)FGIC Insured.
(d)FSA Insured.
(e)MBIA Insured.
(f)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2000.
(g)Prerefunded.
(h)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2000.
*Not Rated.
**Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
++Highest short-term rating by Moody's Investors Service, Inc.

See Notes to Financial Statements.




MuniHoldings Fund, Inc., October 31, 2000


STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of October 31, 2000
Assets:             Investments, at value (identified cost -- $301,209,172)                                 $297,018,893
                    Cash                                                                                          45,024
                    Receivables:
                      Interest                                                             $  4,495,294
                      Securities sold                                                           100,000        4,595,294
                                                                                           ------------

                    Prepaid expenses                                                                              17,698
                                                                                                            ------------
                    Total assets                                                                             301,676,909
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                    4,479,983
                      Dividends to shareholders                                                 138,850
                      Investment adviser                                                        133,715        4,752,548
                                                                                           ------------
                    Accrued expenses                                                                              59,789
                                                                                                            ------------
                    Total liabilities                                                                          4,812,337
                                                                                                            ------------

Net Assets:         Net assets                                                                              $296,864,572
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized):
                      Preferred Stock, par value $.10 per share
                      (4,400 shares of AMPS* issued and outstanding at
                      $25,000 per share liquidation preference)                                             $110,000,000
                      Common Stock, par value $.10 per share (13,795,227 shares
                      issued and outstanding)                                              $  1,379,523
                    Paid-in capital in excess of par                                        204,148,460
                    Undistributed investment income--net                                        991,318
                    Accumulated realized capital losses on investments--net                (12,601,771)
                    Accumulated distributions in excess of realized
                    capital gains on investments--net                                       (2,862,679)
                    Unrealized depreciation on investments--net                             (4,190,279)
                                                                                           ------------

                    Total--Equivalent to $13.55 net asset value per
                    share of Common Stock (market price--$11.4375)                                           186,864,572
                                                                                                            ------------

                    Total capital                                                                           $296,864,572
                                                                                                            ============

                    *Auction Market Preferred Stock.

                    See Notes to Financial Statements.


STATEMENT OF OPERATIONS
                    For the Six Months Ended October 31, 2000
Investment          Interest and amortization of premium and discount earned                               $   8,832,660
Income:

Expenses:           Investment advisory fees                                              $     814,039
                    Commission fees                                                             132,770
                    Accounting services                                                          61,377
                    Professional fees                                                            38,943
                    Printing and shareholder reports                                             38,539
                    Listing fees                                                                 19,272
                    Transfer agent fees                                                          19,099
                    Directors' fees and expenses                                                 12,502
                    Custodian fees                                                               10,985
                    Pricing fees                                                                  5,391
                    Other                                                                         9,916
                                                                                           ------------

                    Total expenses                                                                             1,162,833
                                                                                                            ------------

                    Investment income--net                                                                     7,669,827
                                                                                                            ------------

Realized and        Realized gain on investments--net                                                            637,707
Unrealized Gain on  Change in unrealized depreciation on investments--net                                      5,356,358
Investments--Net:                                                                                           ------------

                    Net Increase in Net Assets Resulting from Operations                                    $ 13,663,892
                                                                                                            ============


                    See Notes to Financial Statements.




MuniHoldings Fund, Inc., October 31, 2000

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                            For the Six         For the
                                                                                           Months Ended       Year Ended
Increase (Decrease) in Net Assets:                                                        Oct. 31, 2000   April 30, 2000
Operations:         Investment income--net                                                 $  7,669,827     $ 16,359,370
                    Realized gain (loss) on investments--net                                    637,707     (14,434,866)
                    Change in unrealized appreciation/depreciation
                    on investments--net                                                       5,356,358     (22,283,350)
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting
                    from operations                                                          13,663,892     (20,358,846)
                                                                                           ------------     ------------
Dividends &         Investment income--net:
Distributions to      Common Stock                                                          (6,063,017)     (12,979,741)
Shareholders:         Preferred Stock                                                       (2,299,176)      (3,592,336)
                    In excess of realized gain on investments--net:
                      Common Stock                                                                   --      (2,333,931)
                      Preferred Stock                                                                --        (528,748)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from
                    dividends and distributions to shareholders                             (8,362,193)     (19,434,756)
                                                                                           ------------     ------------

Capital Stock       Value of shares issued to Common Stock shareholders
                    in reinvestment of dividends                                                238,652               --
                                                                                           ------------     ------------

Transactions:
Net Assets:         Total increase (decrease) in net assets                                   5,540,351     (39,793,602)
                    Beginning of period                                                     291,324,221      331,117,823
                                                                                           ------------     ------------
                    End of period*                                                         $296,864,572     $291,324,221
                                                                                           ============     ============

                    *Undistributed investment income--net                                  $    991,318     $  1,683,684
                                                                                           ============     ============


                    See Notes to Financial Statements.




FINANCIAL HIGHLIGHTS
The following per share data and ratios have been derived
from information provided in the financial statements.            For the Six       For the Year Ended    For the Period
                                                                 Months Ended             April 30,      May 2, 1997++ to
Increase (Decrease) in Net Asset Value:                          Oct. 31, 2000       2000        1999      April 30, 1998
Per Share           Net asset value, beginning of period           $    13.16     $    16.05    $    16.00    $    15.00
Operating                                                          ----------     ----------    ----------    ----------
Performance:        Investment income--net                                .56           1.18          1.24          1.21
                    Realized and unrealized gain (loss) on
                    investments--net                                      .44         (2.66)           .40          1.03
                                                                   ----------     ----------    ----------    ----------
                    Total from investment operations                     1.00         (1.48)          1.64          2.24
                                                                   ----------     ----------    ----------    ----------
                    Less dividends and distributions to
                    Common Stock shareholders:
                      Investment income--net                            (.44)          (.94)         (.97)         (.87)
                      Realized gain on investments--net                    --             --         (.32)            --
                      In excess of realized gain on
                      investments--net                                     --          (.17)            --            --
                                                                   ----------     ----------    ----------    ----------
                    Total dividends and distributions to
                    Common Stock shareholders                           (.44)         (1.11)        (1.29)         (.87)
                                                                   ----------     ----------    ----------    ----------
                    Capital charge resulting from issuance
                    of Common Stock                                        --             --            --         (.03)
                                                                   ----------     ----------    ----------    ----------
                    Effect of Preferred Stock activity:++++
                      Dividends and distributions
                      to Preferred Stock shareholders:
                        Investment income--net                          (.17)          (.26)         (.21)         (.26)
                        Realized gain on investments--net                  --             --         (.09)            --
                        In excess of realized gain
                        on investments--net                                --          (.04)            --            --
                      Capital charge resulting from issuance of
                      Preferred Stock                                      --             --            --         (.08)
                                                                   ----------     ----------    ----------    ----------
                    Total effect of Preferred Stock activity            (.17)          (.30)         (.30)         (.34)
                                                                   ----------     ----------    ----------    ----------
                    Net asset value, end of period                 $    13.55     $    13.16    $    16.05    $    16.00
                                                                   ==========     ==========    ==========    ==========
                    Market price per share, end of period          $  11.4375     $  12.5625    $    15.25    $    14.75
                                                                   ==========     ==========    ==========    ==========

Total Investment    Based on market price per share                (5.74%)+++       (10.47%)        12.06%      4.01%+++
Return:**                                                          ==========     ==========    ==========    ==========
                    Based on net asset value per share               6.60%+++       (10.89%)         8.73%     12.83%+++
                                                                   ==========     ==========    ==========    ==========

Ratios Based on     Total expenses, net of reimbursement***            1.26%*          1.16%         1.20%        1.29%*
Average Net                                                        ==========     ==========    ==========    ==========
Assets Of           Total expenses***                                  1.26%*          1.16%         1.09%        1.05%*
Common Stock:       Total investment income--net***                    8.29%*          8.34%         7.52%        7.77%*
                                                                   ==========     ==========    ==========    ==========
                    Amount of dividends to Preferred Stock
                    shareholders                                       2.48%*          1.83%         1.27%        1.67%*
                                                                   ==========     ==========    ==========    ==========
                    Investment income--net, to Common Stock
                    shareholders                                       5.81%*          6.51%         6.25%        6.10%*
                                                                   ==========     ==========    ==========    ==========

Ratios Based        Total expenses, net of reimbursement                .79%*           .74%          .73%         .58%*
on Total                                                           ==========     ==========    ==========    ==========
Average Net         Total expenses                                      .79%*           .74%          .73%         .72%*
Assets:***++++++                                                   ==========     ==========    ==========    ==========
                    Total investment income--net                       5.18%*          5.35%         5.05%        5.31%*
                                                                   ==========     ==========    ==========    ==========

Ratios Based on     Dividends to Preferred Stock shareholders          4.15%*          3.27%         2.58%        3.60%*
Average Net                                                        ==========     ==========    ==========    ==========
Assets Of
Preferred Stock:

Supplemental Data:  Net assets, net of Preferred Stock,
                    end of period (in thousands)                   $  186,865     $  181,324    $  221,118    $  219,717
                                                                   ==========     ==========    ==========    ==========
                    Preferred Stock outstanding, end of
                    period (in thousands)                          $  110,000     $  110,000    $  110,000    $  110,000
                                                                   ==========     ==========    ==========    ==========
                    Portfolio turnover                                 66.81%        137,69%        66.07%       106.16%
                                                                   ==========     ==========    ==========    ==========

Leverage:           Asset coverage per $1,000                      $    2,699     $    2,648    $    3,010    $    2,997
                                                                   ==========     ==========    ==========    ==========

Dividends Per       Series A--Investment income--net               $      535     $      820    $      657    $      810
Share on                                                           ==========     ==========    ==========    ==========
Preferred           Series B--Investment income--net               $      510     $      813    $      642    $      816
Stock Outstanding:                                                 ==========     ==========    ==========    ==========



*Annualized.
**Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges. If applicable, the Fund's Investment
Adviser voluntarily waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.
***Do not reflect the effect of dividends to Preferred Stock shareholders.
++Commencement of operations.
++++The Fund's Preferred Stock was issued on June 5, 1997.
++++++Includes Common andPreferred Stock average net assets.
+++Aggregate total investment return.

See Notes to Financial Statements.


MuniHoldings Fund, Inc., October 31, 2000


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniHoldings Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MHD. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-counter-market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions and post-October losses.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended October 31, 2000 were $189,850,338 and $211,795,439, respectively.

Net realized gains for the six months ended October 31, 2000 and net unrealized losses as of October 31, 2000 were as follows:

                              Realized         Unrealized
                               Gains             Losses

Long-term investments      $    637,707      $(4,190,279)
                           ------------      -----------
Total                      $    637,707      $(4,190,279)
                           ============      ===========

As of October 31, 2000, net unrealized depreciation for Federal income tax purposes aggregated $4,190,279, of which $6,464,174 related to appreciated securities and $10,654,453 related to depreciated securities. The aggregate cost of investments at October 31, 2000 for Federal income tax purposes was $301,209,172.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the six months ended October
31, 2000 increased by 17,918 as a result of dividend reinvestment and during the year ended April 30, 2000 remained constant.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 2000 were as follows: Series A, 4.13% and Series B, 3.60%.

Shares issued and outstanding during the six months ended October 31, 2000 and the year ended April 30, 2000 remained constant.
The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended October 31, 2000, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $162,130 as commissions.

5. Capital Loss Carryforward:
At April 30, 2000, the Fund had a net capital loss carryforward of approximately $6,831,000, all of which expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:
On November 8, 2000, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.066046 per share, payable on November 29, 2000 to shareholders of record as of November 20, 2000.



MuniHoldings Fund, Inc., October 31, 2000


QUALITY PROFILE

The quality ratings of securities in the Fund as of October 31, 2000 were as follows:

                                         Percent of
S&P Rating/Moody's Rating                Net Assets

AAA/Aaa                                      50.6%
AA/Aa                                        10.2
A/A                                           0.8
BBB/Baa                                      12.7
BB/Ba                                         4.3
B/B                                           0.9
NR(Not Rated)                                15.3
Other*                                        5.3

*Temporary investments in short-term municipal securities.


MANAGED DIVIDEND POLICY


The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.



OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Arthur Zeikel, Director
Edward D. Zinbarg, Director
Vincent R. Giordano, Senior Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
Donald C. Burke, Vice President and Treasurer
Jodi M. Pinedo, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents
Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286


NYSE Symbol
MHD